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CUSIP NO.  398081109                 13D                 Page __ of __ pages
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                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D with respect to the ownership by each of the undersigned of shares of GRIC Communications, Inc. is filed jointly on behalf of each of the undersigned and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. This joint filing agreement may be included as an exhibit to such joint filing. Each of the undersigned acknowledges that each shall be responsible for the timely filing of such amendments with respect to information concerning such undersigned reporting person, and for the completeness and accuracy of the information concerning such undersigned reporting person, contained therein, but shall not be responsible for the completeness and accuracy concerning the others, except to the extent that such reporting person knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date:    April 29, 2002
                                 VERTEX TECHNOLOGY FUND LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam

                                 VERTEX TECHNOLOGY FUND (II) LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam

                                 VERTEX TECHNOLOGY FUND (III) LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam

                                 VERTEX INVESTMENT (II) LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam

                                 VERTEX VENTURE HOLDINGS LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam

                                 SINGAPORE TECHNOLOGIES PTE. LTD.

                                 By:    /s/ Chua Su Li
                                        ---------------------------------
                                        Chua Su Li

                                 VERTEX MANAGEMENT (II) PTE. LTD.

                                 By:    /s/ Lee Kheng Nam
                                        ---------------------------------
                                        Lee Kheng Nam


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CUSIP NO.  398081109                 13D                 Page __ of __ pages
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                                 GREEN DOT CAPITAL (BVI) INC.

                                 By:    /s/ Sim Mong Tee
                                        ---------------------------------
                                            Sim Mong Tee


                                 STT VENTURES LTD.

                                 By:    /s/ Tee Beng Huat
                                        ---------------------------------


                                 STT COMMUNICATIONS LTD.

                                 By:    /s/ Tee Beng Huat
                                        ---------------------------------


                                 SINGAPORE TECHNOLOGIES TELEMEDIA PTE LTD

                                 By:    /s/ Tee Beng Huat
                                        ---------------------------------


                                 SINGAPORE COMPUTER SYSTEMS LTD.

                                 By:    /s/ Kim Liat
                                        ---------------------------------
                                            Deputy CEO


                                 LEE KHENG NAM

                                 /s/ Lee Kheng Nam
                                 ----------------------------------------